SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENT
SUBSEQUENT EVENT

12. SUBSEQUENT EVENT

        In March 2012, the Company executed a merger agreement to acquire 100% of the equity capital (the "Transaction") of Neutron Energy, Inc. ("Neutron"). As part of the Transaction, Resource Capital Fund V L.P. ("RCF") has agreed to provide $20 million in funding to retire the majority of Neutron's outstanding debt owed to RMB Australia Holdings Limited ("RMB"). The remainder of Neutron debt owed to RMB will be converted into URI common stock, resulting in URI acquiring Neutron on a debt-free basis. The Transaction, which has been unanimously approved by the Boards of Directors of both URI and Neutron, is subject to shareholder approval of each company.

        URI has also entered into an investment agreement with RCF pursuant to which RCF will provide $10 million in funding to URI through the purchase of 10.3 million of the Company's common stock. This $10 million capital infusion was completed on March 9, 2012. A total of 37 million URI common shares will be issued for total consideration $38.1 million based on URI's closing stock on February 24, 2012 of $1.03 for the merger and the $10 million financing. Upon closing of the merger, URI, at its option, can receive an additional $5 million in RCF financing.

        Under the terms of the transaction, the Company has agreed to fund the operating and development budgets for Neutron, up to $4.5 million, prior to the closing of the transaction. Prior to the execution of the merger agreement the Company purchased certain assets and other licensing agreements from Neutron for $200,000.